UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement
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BUNGE LIMITED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 25, 2016. BUNGE LIMITED You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. BUNGE LIMITED 50 MAIN STREET, 6TH FLOOR WHITE PLAINS, NY 10606 ATTN: CARLA HEISS proxy materials and voting instructions. E07874-P73208-See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 30, 2016 Date: May 25, 2016Time: 10:00 AM EST Location: Sofitel Hotel 45 West 44th Street New York, NY

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for 3) BY E-MAIL*: sendmaterial@proxyvote.com How To Vote Please Choose One of the Following Voting Methods Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E07875-P73208-Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. XXXX XXXX XXXX XXXX ProoxxyyMMaatetreirailas lAs vAavilablalebtloe VtoIEVWIEoWr REoCrERIVEEC: EIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow(located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2016 to facilitate timely delivery. XXXX XXXX XXXX XXXX XXXX XXXX XXXX XXXX

The Board of Directors recommends you vote FOR the following: 2.Election of Directors Nominees: 01) 02) 03) 04) Paul Cornet de Ways-Ruart William Engels L. Patrick Lupo Soren Schroder The Board of Directors recommends you vote FOR proposals 1, 3, 4 and 5: 1. To approve a bye-law amendment to declassify the Board of Directors. 3. To appoint Deloitte & Touche LLP as Bunge Limited's independent auditors for the fiscal year ending December 31, 2016 and to authorize the audit committee of the Board of Directors to determine the independent auditors' fees. 4. Advisory vote to approve executive compensation. 5. To approve the Bunge Limited 2016 Equity Incentive Plan. NOTE: For any other matter properly coming before the Annual General Meeting of Shareholders, this proxy will be voted at the discretion of the proxy holder. E07876-P73208-Voting Items

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